 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2020

Software Acquisition Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39139	84-1797523
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1980 Festival Plaza Drive, Ste. 300

Las Vegas, Nevada 89135

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-991-4982

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock, and one-half of one Redeemable Warrant	SAQNU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	SAQN	The NASDAQ Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	SAQNW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

On August 10, 2020, Software Acquisition Group Inc., a Delaware corporation (“Software Acquisition Group”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CS Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Software Acquisition Group (“Merger Sub”), Hendricks Factual Media LLC, a Delaware limited liability company (the “Majority Stockholder”), and CuriosityStream Inc., a Delaware corporation (the “Company”). The transactions contemplated under the Merger Agreement are referred to as the “Transactions.”

Pursuant to the terms of the Merger Agreement, a business combination between Software Acquisition Group and the Company will be effected through the merger of Merger Sub with and into the Company, with the Company surviving as the surviving company (the “Surviving Company”) and a wholly-owned subsidiary of Software Acquisition Group (the “Merger”). Once effective, all equity securities of the Company will be converted into the right to receive the applicable portion of Merger Consideration (as defined below) pursuant to the terms and subject to the conditions set forth in the Merger Agreement, as more fully set forth under “Consideration” below.

Consideration

Under the terms of the Merger Agreement, the aggregate consideration to be paid in the Merger is $302,098,500 (the “Merger Consideration”), as adjusted in accordance with the terms of the Merger Agreement, in Class A common stock of Software Acquisition Group, par value $0.0001 per share (“Class A Common Stock”), as more specifically set forth therein.

At the effective time of the Merger (the “Closing”), (a) each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) that is issued and outstanding immediately prior to the Closing (other than dissenting shares and shares of Company Common Stock, if any, held in the treasury of the Company) will be canceled and converted into and become the right to receive the applicable portion of the total Merger Consideration (subject to customary adjustments for net working capital, debt and cash of the Company at closing, and the right to receive a pro rata portion of additional shares of common stock to be held in escrow for satisfaction of certain indemnification claims, if any) equal to (i) a number of shares of Class A Common Stock equal to the Stock Amount (as defined in the Merger Agreement) and (ii) a contingent right to a portion of the shares of Parent Common Stock equal to the Working Capital Escrow Amount and the Indemnification Escrow Amount, (b) each share of Company Common Stock held in the treasury of the Company will be canceled automatically without conversion thereof and no payment or distribution will be made with respect thereto, and (c) each option to purchase Company Common Stock (“Company Option”) whether vested or unvested, that is outstanding immediately prior to the Effective Time shall, by virtue of the occurrence of the Effective Time and without any action on the part of the Company, be converted into an option with respect to a number of Class A Common Stock in the manner set forth in the Merger Agreement.

At the Closing, by virtue of the Merger, each share of common stock of Merger Sub issued and outstanding immediately prior to the Closing shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the Company and shall constitute the only outstanding shares of capital stock of the Company.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) entity organization, formation and authority, (b) capital structure, (c) authorization to enter into the Merger Agreement, (d) licenses and permits, (e) taxes, (f) financial statements, (g) real property, (h) intellectual property, (i) material contracts, (j) title to assets, (k) absence of changes, (l) employee matters, (m) compliance with laws, (n) litigation, (o) transactions with affiliates and (p) regulatory matters.

Covenants

The Merger Agreement includes customary covenants of the Company with respect to operation of the business prior to consummation of the transactions contemplated by the Merger Agreement (the “Transactions”). The Merger Agreement also contains additional covenants of the parties, including, among others, (a) requirement to make appropriate filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), (b) the use of commercially reasonable efforts to consummate the Merger and (c) preparation and filing of a proxy statement of Software Acquisition Group (the “Proxy Statement”).

The Merger Agreement also contains customary non-solicitation provisions prohibiting (a) the Company from knowingly encouraging, initiating, soliciting, facilitating or otherwise encouraging an Acquisition Proposal (as defined in the Merger Agreement) or entering into any contracts or agreements in connection therewith and (b) Software Acquisition Group from knowingly encouraging, initiating, soliciting, facilitating or otherwise encouraging a Business Combination (as defined in the Merger Agreement) or entering into any contracts or agreements in connection therewith.

Conditions to Consummation of the Transactions

Consummation of the Transactions is generally subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including (a) expiry or termination of all applicable waiting periods under HSR, (b) the absence of any law or governmental order preventing the consummation of the Transactions, (c) clearance of the Proxy Statement with the Securities and Exchange Commission (“SEC”), (d) having obtained the approval of Software Acquisition Group’s stockholders, (e) the Primary Pipe Investment Amount (as defined in the Merger Agreement) being available at the Closing and (f) the Available Cash (as defined in the Merger Agreement) available in Software Acquisition Group’s trust account transferred to the Surviving Company is equal to or greater than $60,000,000.

The Company has already obtained the requisite stockholder consent for the Transactions. The Majority Stockholder provided its consent to the Transactions and owns a majority of the voting power of the shares of Company Common Stock. Such voting power is in an amount sufficient to approve the Transactions without the consent of any other Company stockholder.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including by mutual written consent or if the Transactions have not been consummated on or prior to January 31, 2021 (subject to extensions for delays as set forth in the Merger Agreement).

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement and the Transactions is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Software Acquisition Group, the Company or the other parties at the time they were made or otherwise and should only be read in conjunction with the other information that Software Acquisition Group makes publicly available in reports, statements and other documents filed with the SEC.

Omnibus Incentive Plan

In connection with the Closing, Software Acquisition Group will adopt a new incentive plan of the combined company.

PIPE Financing

On August 10, 2020, Software Acquisition Group entered into share subscription agreements (each, a “Subscription Agreement”) with certain investors (the “PIPE Investors”) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and Software Acquisition Group has agreed to issue and sell to the PIPE Investors, an aggregate of 2,500,000 shares of Class A Common Stock for an aggregate purchase price of $25,000,000 on the date of Closing, on the terms and subject to the conditions set forth therein. The Subscription Agreement contains customary representations and warranties of Software Acquisition Group, on the one hand, and each PIPE Investor, on the other hand, and customary conditions to closing, including the consummation of the Transactions. The form of the Subscription Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing description of the Subscription Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form filed herewith.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under the headings “Consideration” and “PIPE Financing” in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The Class A Common Stock to be issued and sold to holders of Company common stock and to the PIPE Investors will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On August 10, 2020, Software Acquisition Group issued a press release announcing the execution of the Merger Agreement. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Furnished herewith as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that was used by Software Acquisition Group in connection with the sale of Class A Common Stock to the PIPE Investors.

The foregoing (including the information presented in Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1 and Exhibit 99.2, that is provided solely in connection with Regulation FD.

Additional Information

This communication is being made in respect of the proposed merger transaction involving Software Acquisition Group and CuriosityStream. Software Acquisition Group intends to file a proxy statement on Schedule 14A with the SEC, and will file other documents with the SEC regarding the proposed transaction. A definitive proxy statement will also be sent to the stockholders of Software Acquisition Group seeking any required stockholder approval. Before making any voting or investment decision, investors and security holders of Software Acquisition Group are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Software Acquisition Group with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Software Acquisition Group Inc., 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada 89135.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

 Software Acquisition Group, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Software Acquisition Group, with respect to the proposed business combination. Information regarding Software Acquisition Group’s directors and executive officers is contained in Software Acquisition Group’s Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 and its other documents, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction, including the directors and executive officers of the Company, may be obtained by reading the proxy statement and other relevant documents filed with the SEC when they become available.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Software Acquisition Group’s and the Company’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “predicts” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Software Acquisition Group’s Form 10-K for the year ended December 31, 2019 under “Risk Factors” in Part I, Item 1A and in Software Acquisition Group’s other SEC filings. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. Forward-looking statements are based on the current belief of the respective management of Software Acquisition Group and the Company, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Software Acquisition Group nor the Company is under any obligation, and each of them expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Software Acquisition Group has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Software Acquisition Group’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) ability to meet the closing conditions to the merger, including approval by stockholders of Software Acquisition Group on the expected terms and schedule and the risk that any regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; (ii) the occurrence of any event, change or other circumstance that could cause the termination of the merger agreement or a delay in the closing of the merger; (iii) the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results, and business generally; (iv) failure to realize the benefits expected from the proposed transaction; (v) risks that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger; (vi) the effects of pending and future legislation; (vii) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (viii) risks related to the Company’s limited operating history; (ix) the amount of the costs, fees, expenses and other charges related to the merger; (x) risks of the internet, online commerce and media industry; (xi) the highly competitive nature of the internet, online commerce and media industry and the Company’s ability to compete therein; (xii) litigation, complaints, and/or adverse publicity; (xiii) the ability to meet Nasdaq’s listing standards following the consummation of the proposed transaction and (ix) privacy and data protection laws, privacy or data breaches, or the loss of data.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Software Acquisition Group and is not intended to form the basis of an investment decision in Software Acquisition Group. All subsequent written and oral forward-looking statements concerning Software Acquisition Group and the Company, the proposed transaction or other matters and attributable to Software Acquisition Group and the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1†	Agreement and Plan of Merger, dated as of August 10, 2020, by and among Software Acquisition Group Inc., a Delaware corporation, CS Merger Sub Inc., a Delaware corporation, CuriosityStream Inc., a Delaware corporation, and Hendricks Factual Media LLC, a Delaware limited liability company, in its capacity as the Majority Stockholder.

10.1	Form of Subscription Agreement.

99.1	Press Release, dated August 10, 2020.

99.2	Investor Presentation, dated August 2020.

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Software Acquisition Group Inc.

	By:	/s/ Jonathan S. Huberman
Dated: August 10, 2020		Name:	Jonathan S. Huberman
		Title:	Chief Executive Officer,
Chief Financial Officer and
Chairman of the Board of Directors
(Principal Executive Officer and Principal Financial and Accounting Officer)